THE MANAGERS FUNDS
		MANAGERS INTERNATIONAL EQUITY FUND
		           (the "Fund")

	        Supplement dated September 13, 2004
                to the Prospectus dated May 1, 2004

                  *     *     *     *     *     *

The following information supersedes any information to the contrary relating to the Fund contained in the Fund's Prospectus dated May 1, 2004:

Management of the Fund - Subadvisor:
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At a Meeting of the Trustees of The Managers Funds (the "Trust") held on September 10, 2004, the Trustees approved Wellington Management Company, LLP ("Wellington") to replace Mastholm Asset Management, LLC ("Mastholm") as one of the Subadvisors of Managers International Equity Fund. Mr. Jean-Marc Berteaux will serve as the Fund's portfolio manager for the portion of the Fund's assets managed by Wellington.
The Manager currently expects this change to occur before the end of September 2004. At that time, a prospectus supplement will be issued.



September 13, 2004


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